EXHIBIT 10(r)



                                LEASE AGREEMENT

      This Lease Agreement ("Lease") is entered into by and between ZELL/MERRILL LYNCH REAL ESTATE OPPORTUNITY PARTNERS LIMITED PARTNERSHIP (hereinafter called "Landlord") and SUMMIT NATIONAL BANK (a Corporation) (hereinafter called "Tenant").
                                      I.
                                   PREMISES
1. MAIN BANK. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord approximately 12,264 usable square feet on the first floor in a building located at 1300 Summit Avenue, Fort Worth, Texas (hereinafter called the "Building"), the real property upon which the Building is located being more particularly described as follows: Lot
1, Block 1, Summit Office Park Addition, an addition to the City of Fort Worth, Tarrant County, Texas according to Plat recorded in 388085/3 Plat Records, Tarrant County, Texas.
      The approximately 12,264 usable square feet of space hereby leased in the Building is hereinafter called the "Leased Premises" and is shown outlined on the floor plan drawing designated Exhibit "A" which is attached hereto and made a part hereof and signed or initialed by the parties for identification.
2. PARKING SPACE. (a) Landlord shall provide a designated parking area reserved for the sole and exclusive use by Tenant's customers and messengers. The Tenant's customers and messengers will park in the spaces in the area designated on the drawing designated Exhibit "B" which is attached hereto and made a part hereof and signed or initialed by the parties for identification.
      (b) Landlord hereby leases and lets to Tenant that surface area as shown on the attached "Exhibit C", prepared by Bryant and Associates, Planners, dated May 23, 1977, showing a parking lot on the Southeast corner of the 1300 Summit Building immediately adjacent to the area leased in the 1300 Building by SUMMIT NATIONAL BANK.
      (c) At the termination of this lease agreement, through the lapse of time, or otherwise, Tenant has agreed and does agree to, at the option of Landlord:
            (1) Remove all improvements including curbs, pavement, and signs and replace the original landscape, including trees, grass and shrubbery, sprinkler heads, and other items, as were originally in this area.
            (2) Landlord shall have the right to receive from Tenant all rights Tenant has in the improvements made on the parking lot, and Tenant agrees to assign to Landlord any and all rights at the termination of this lease.
3. SIGNAGE. Landlord hereby grants to Tenant the right to have name and logo signs on the four sides of the 1300 Summit Building in the area where the Tenant presently has two such signs. If two additional signs are added by the Tenant, the two additional signs will be the same size, color and style of the two existing signs. Additional signs will be constructed and installed at the sole expense of the Tenant. All such signs will be maintained by Tenant at its sole expense. At the termination of this lease, Tenant shall cause to be removed at its sole expense all signage and repair to the building where such signage was affixed to the building.
                                      II.
                                     TERM
1. TERM. The term of this Lease shall be for a term of ten (10) years and six (6) months beginning July 1, 1989, and ending on December 31, 1999.
2.    OPTION TO EXTEND AT MARKET RENT.
      (a) Tenant shall have the right, at its option, to extend the term of this Lease for two (2) periods of five (5) years, provided that (i) Tenant is current with respect to all of its monetary obligations under this Lease and no default exists with respect to any of its non-monetary obligations hereunder, both at the time of the exercise of the option and at the commencement of the option period, and (ii) Tenant gives Owner written notice of its intent to extend the term of this Lease for the two
(2) additional five (5) year periods at least six (6) months (but not more than twelve (12) months) before the end of the initial Lease term, or any extended term. The five (5) year extended term shall be governed by all of the provisions of this Lease applicable to the initial term, except that the annual basic rent for said extended term shall be an amount based on 90% of "Current Market Rent", with "Current Market Rent" as defined and described below.
      (b) "Current Market Rent" will be the prevailing market rent (including reimbursements of operating expense increases and of property tax increases, and other periodic rental adjustments) per square foot per year as of the date on which Tenant exercises its option to extend, for comparable space in the Building and for a comparable (to the five (5) year extended term) lease term. If there is no such comparable space in the Building either under lease or being offered to prospective tenants for a comparable lease term, the Current Market Rent shall be based upon the then current (i.e., as of the date on which Tenant exercises its option to extend) prevailing market rent (including reimbursements of operating expense increases and of property tax increases, as well as other periodic rental adjustments) for comparable space and lease term in one of the other buildings (if any) on the Property. Regardless of whether the proposed new basic rent (to be charged for the Premises during either of the five (5) year extended terms) is based upon the prevailing market rent for comparable space and lease term in the Building or based upon the prevailing market rent for comparable space and lease term in one of the other buildings (on the property), items 1-5 below shall apply (in either instance):
      1. In determine "comparable office space," the particular floor in question shall be relevant.
      2. If the comparable space being used (for determining Current Market Rent) is vacant, then the rent being proposed to prospective tenants for such space (for a comparable lease term) shall be used. However, if occupied space is used for such purpose, only rent which has been set or adjusted during the six (6) month period immediately preceding the expiration date for the initial Lease term shall be considered "prevailing" or "current".
            3.  In no event shall the new annual basic rent for the five
(5) year extended terms be less than the annual basic rent for the final year of the initial Lease term
            4. The reimbursements for operating expense increases and property tax increases shall be made during either of the five (5) year extended terms pursuant to Article III.2 and Article III.3 of this Lease, except that the "stops" (or base year, whichever the case may be) shall be those included in Owner's notice to Tenant of the Current Market Rent for said extended term.
            5. Owner shall notify Tenant (in writing) of the proposed new basic rental, as well as any periodic rental adjustments during either of the five (5) year extended terms and the "stops" (or base year, whichever the case may be) for reimbursement of operating expense increases and property tax increases, for said extended term within thirty (30) days after Owner has received Tenant's notification that Tenant wishes to exercise its option to extend the Lease term. If Tenant has not agreed (in writing, within thirty (30) days after its receipt of such notice from Owner) to the amount stated in such notice as the proposed new basic rent (plus any period rental adjustments) and the proposed "stops" (or base year, whichever the case may be) for reimbursement of operating expense increases and property tax increases (all as stated in such notice), Tenant shall lose such option to extend the Lease term.
      C. The new annual basic rent for either of the five (5) year extended terms, as determined pursuant to Paragraph B hereof, shall thereafter be paid by Tenant on a monthly basis in accordance with
Article III.1 of this lease, plus any other periodic rental adjustments and reimbursements (for operating expense increases and property tax increases) determined to be part of the Current Market Rent pursuant to Paragraph B hereof.
      D. The date of receipt of any written notice to be given pursuant to this option from Owner to Tenant (or vice versa) shall be determined pursuant to Article XIX of this Lease.
                                     III.
                                     RENT
1.  BASE RENTAL.  As rental for this Lease and use of the Leased
Premises, Tenant will pay Landlord or Landlord's assigns, in Fort Worth, Tarrant County, Texas, or at such other address as Landlord may from time to time designate, without demand the total annual sum of $98,112.00, (which is an annual cost of $8.00 per square foot of leased space) which is to be paid in equal monthly installments of $8,176.00 on the first day of each calendar month, in advance, for each and every month, during the term of this Lease.
2. RENT ADJUSTMENT. Tenant further agrees to pay, after written notice and demand by the Landlord, annually as additional rental during the term, a proportion of any increase in the direct expenses paid or incurred by Landlord on the account of the operation and maintenance of the 1200-1300 Buildings as determined by standard accounting procedures, over and above a base year which shall be the calendar year of 1977. The proportional increase for the Tenant shall be .0589, the fraction measured by the area which the usable space in the Building occupied by Tenant bears to the total usable space in the Building. The term "direct expenses" as used herein shall be construed to mean only real estates taxes, insurance premiums, and utilities (except water and electrical service separately metered or billed to a tenant) that relate to the operation of the Building. In the event the term of this Lease terminates prior to the end of the calendar year, the rental increase shall be based on the fractional part of the year during which this Lease is in effect.
3. ADDITIONAL RENT. Tenant shall be liable for all taxes levied or assessed against personal property, furniture, fixtures and all improvements placed by Tenant in or upon the Lease Premises. If any such taxes for which Tenant is liable are levied or assessed against Landlord and if Landlord elects to pay the same or if the assessed value of Landlord's property is increased by inclusion of personal property, furniture, fixtures and improvements placed by Tenant in or upon the Leased Premises, and Landlord elects to pay the taxes based on such increase, Tenant shall pay to Landlord upon demand that part of such taxes for which Tenant is primarily liable hereunder.
                                      IV.
                                      USE
      Tenant will use the Leased Premises for the purpose of engaging in the general commercial banking business and any related business in which a national banking association may engage under any national or state banking laws, rules and regulations, including specifically but not by way of limitation the rules and regulations of the Comptroller of the Currency of the United States, and no other purpose without the prior written consent of Landlord.
                                      V.
                      SERVICES TO BE PROVIDED BY LANDLORD
      1. Subject to the rules and regulation hereinafter referred to, Landlord shall furnish Tenant, at Landlord's expense, the following services during the term:
            (a) Air conditioning and heating as reasonably required for comfortable use and occupancy under normal office conditions, from 7:00 a.m. to 7:00 p.m. Monday through Friday, and 7:00 a.m. to 2:00 p.m. Saturday.
            (b)  Water for drinking, lavatory and toilet purposes.
            (c)  Periodic window washings.
            (d) Elevators for access to and egress from the Building floors on which the Leased Premises are situated.
            (e) Replacement of fluorescent lamps in Building, standard ceiling mounted fixtures, installed by Landlord, and electric current for standard Building lighting.
      2. Unless the interruption or malfunction continues for more than three (3) consecutive business days, no interruption or malfunction of any services described in V.1 above, which interruption or malfunction is due to any cause within Landlord's control, shall constitute an eviction or disturbance of Tenant's use and possession of the Leased Premises, or a breach by Landlord of any of its obligations hereunder, or render Landlord liable for damages or entitle Tenant to be relieved from any of its obligations hereunder (including the obligation to pay rent) except that, during any interruption or malfunction, Tenant may provide some or all of such services at its own expense in which event Tenant shall deduct from the amount due hereunder as rent the cost(s) of Tenant in providing itself with such services. In the event of any interruption or malfunction, Landlord shall use reasonable diligence to restore such service. Should the interruption or malfunction continue for more than three (3) consecutive business days, the rent to be paid hereunder shall abate, and Tenant shall not be required to pay rent, until the interruption is ended or malfunction corrected.
      3. Notwithstanding any other term or provision hereof, Tenant shall pay to Landlord monthly as billed such charges as may be separately metered or as Landlord's engineer may compute for any electric service utilized by Tenant for computers, data processing equipment or other electrical equipment (except typewriters, dictating equipment, adding machines and desk-top calculators) or extra lighting or other electrical service not standard for the Building.
      4. In the event Tenant desires air conditioning or heating at any time or times other than as specified in 1. (a) of this paragraph V, Landlord shall furnish such services at the time or times requested by Tenant and Tenant shall be charged for such air conditioning or heating furnished by Landlord during such periods at the Landlord's actual cost for such services.
                                      VI.
                            REPAIR AND MAINTENANCE
      1.  Landlord will, at its own cost and expense, except as may be provided elsewhere herein make necessary repairs of damage to the building corridors, lobby structural members of the Building, and equipment used to provide the services referred to in paragraph V.
Tenant will promptly give Landlord written notice of any damage in the Leased Premises requiring repair by Landlord under this Paragraph VI.1.
If any such damage is directly caused by acts or omissions of Tenant, its agents, or its employees, Tenant will bear the cost of such repairs.
      2. Tenant will not injure the Leased Premises or the Building but will maintain the Leased Premises in good repair, except as to damage to be repaired by Landlord as provided above. Upon termination of the Lease, Tenant will surrender and deliver up the Leased Premises to Landlord in the same condition in which they existed at the commencement of the Lease, excepting only ordinary wear and tear and damage arising from any cause not required to be repaired by Tenant.
      3. This Paragraph VI shall not apply in the case of damage or destruction by fire or other casualty which is covered by insurance maintained by Landlord on the Building (as to which Paragraph VII hereof shall apply) or damage resulting from condemnation as to which Paragraph XIII applies.
                                     VII.
                            FIRE OR OTHER CASUALTY
      1. If at any time during the term of this Lease, the Leased Premises, or any other portion of the Building shall be damaged or destroyed by fire or other casualty, to such extent that Tenant is, or will be, prevented from carrying on its usual and customary banking business for more than thirty (30) days, Landlord and Tenant, and each of them, shall have the election to forthwith terminate this Lease; provided, however, Tenant shall have such option only if the fire or other casualty is not the result of negligent acts or omissions of Tenant, its agents, servants or employees. If neither Landlord nor Tenant elects to terminate this Lease, Landlord shall repair and reconstruct all damaged or destroyed portions of the Leased Premises and Building to the condition in which such premises existed immediately prior to such damage or destruction.
      2. In the event of fire or other casualty and neither Landlord nor Tenant elects to terminate this Lease, as provided in subparagraph
VII.1., the rental due hereunder shall abate during the period and to the extent that the Leased Premises are unfit for use by Tenant in the ordinary conduct of its business. The repairs will be made by Landlord within a reasonable time after such fire or other casualty subject to delays arising from shortages of labor or material, acts of God, war or other conditions beyond Landlord's control. In the event this Lease is terminated under this Paragraph VII, Landlord shall refund to Tenant any unaccrued prepaid rent, less any sum then owing by Tenant to Landlord, and Tenant shall be allowed a reasonable time to vacate the Leased Premises.
                                     VIII.
                        COMPLIANCE WITH LAWS AND USAGE
      1.  Tenant, at its own expense, will comply with all federal, state, municipal and other laws, ordinances, rules and regulations applicable to the Leased Premises and the business conducted therein by Tenant; will not engage in any activity which would cause Landlord's fire and extended coverage insurance to be canceled or the rate therefor to be increased (or, at Landlord's option, will pay any such increase); will not commit any act which might have a materially adverse effect upon Landlord's goodwill or reputation, or tend to injure the Building; will not commit or permit waste in the Leased Premises or Building; will comply with all reasonable rules and regulations from time to time promulgated by Landlord, applicable to the Building; will not paint, erect or display any sign, advertisement, placard or lettering which is visible in the corridors or lobby of thee Building without Landlord's prior approval.
      2. In the event Landlord becomes obligated to replace or otherwise alter the present exterior glass wall of the Leased Premises with masonry or other wall material, there shall be no abatement or reduction in rent by reason of Landlord doing such work or any inconvenience caused thereby unless the inconvenience causes Tenant to be unable to use the Leased Premises to carry on its banking business for more than three (3) consecutive business days; provided, however, should there be any reduction in size of the Leased Premises resulting from such alteration or replacement the rental shall be reduced by an amount that bears the same proportion to the rental due prior to the reduction as the number of square feet of lost space bears to total number of square feet of leased space prior to the reduction in size.
                                      IX.
                            LIABILITY AND INDEMNITY
      1.  Tenant agrees to indemnify and save Landlord harmless from all claims (including costs and expenses of defending against such claims) arising or alleged to arise from any act or omission of Tenant or Tenant's agents, employees, or contractors, or arising from any injury or damage to any person or property of any person occurring during the term of this Lease in or about the Leased Premises. It is understood and agreed that the indemnity herein described shall not include an indemnity by Tenant to Landlord for acts or omissions of Landlord, its agents, servants, employees or contractors which shall give rise to a claim against Landlord, its agents, servants, employees or contractors.
      2. Tenant agrees that Landlord shall not be responsible or liable to Tenant, its employees, agents, customers or invitees, for bodily injury (fatal or non-fatal) or property damage occasioned by the acts or omission of any other tenant or such tenant's employees, agents, customers or invitees within the Building.
                                      X.
                            ADDITIONS AND FIXTURES
supplies, office furniture, machinery and equipment from the Building provided: (a) such removal is made prior to the termination of this lease; (b) Tenant is not in default of any obligation or covenant under this Lease at the time of such removal; and (c) Tenant promptly repairs all damage caused by such removal. Any structural alteration or addition to the Leased Premises, wall-to-wall carpeting, paneling or other wall covering and any other article attached or affixed to the floor, wall or ceiling of the Leased Premises which cannot be removed from Building without material damage to the Building shall become the property of Landlord and shall remain upon and be surrendered with the Leased
Premises as a part thereof at the termination of the Lease, Tenant hereby waiving all rights to any payment or compensation therefor.
      2. Notwithstanding anything to the contrary herein, at the termination of this Lease, all safes, vault doors and all safety deposit boxes and other safekeeping vaults, boxes or cabinets, regardless of the manner in which the same may be attached or affixed to the Building, shall at all times be the property of Tenant and may be removed by Tenant at any time; provided, however, should Tenant desire to remove from the Leased Premises the vault door, Tenant agrees that it shall cause the vault to be torn down an demolished at Tenant's sole expense. Tenant shall be obligated to pay for damages to or repairs made necessary as the result of Tenant's removal of any and all such items described in Paragraphs 1. and 2. of this Paragraph X.
                                      XI.
                           ASSIGNMENT AND SUBLETTING
      Tenant will not assign this Lease or sublease the premises leased to it hereunder or any part thereof or mortgage, pledge or hypothecate its leasehold interest or grant any concession or license within such premises without the prior express written consent of Landlord, and any attempt to do any of the foregoing without Landlord's consent shall be void. Notwithstanding any such consent, the undersigned Tenant will remain jointly and severally liable (along with each approved assignee or sublessee who shall automatically become liable for all obligations of Tenant hereunder) and Landlord shall be permitted to enforce the provision of his instrument directly against the undersigned Tenant and/or any assignee or sublessee without proceeding in any way against any other person. Landlord shall not unreasonably withhold any such requested consent. In the event, however, that such written consent of Landlord is granted, if the rent due and payable by a sublessee under any such permitted sublease (or a combination of the rent payable under such sublease plus any bonus or other consideration therefor or incident thereto) exceeds the rent payable under this Lease by Tenant or with respect to a permitted assignment, permitted license or other transfer by Tenant permitted by Landlord, the consideration payable to Tenant by the assignee, licensee or other transferee exceeds the rental under this Lease, Tenant shall be bound and obligated to pay Landlord all such excess rental and other excess consideration within ten (10) days following receipt thereof by Tenant from such sublessee, assignee, licensee or other transferee, as the case might be.
                                     XII.
                         SUBORDINATION AND ATTORNMENT
      Tenant agrees:  (a) that, except as hereinafter provided, this Lease is, and all of Tenant's rights hereunder are subject the subordinate to any mortgage pursuant to which Landlord has or shall retain the right of possession of the Leased Premises or security instruments (collectively called "Mortgage") that now exist, or may hereafter be placed upon the Leased Premises or the Building or any part thereof and to all advances made or to be made thereunder and to the interest thereon, and all renewals, replacements, modifications, consolidations, or extensions thereof; and (b) that if the holder of any such Mortgage ("Mortgage") or if the purchaser at any foreclosure sale or at any sale under a power of sale contained in any Mortgage shall at its sole option so request, Tenant will attorn to, and recognize such mortgagee or purchaser, as the case may be, as Landlord under this Lease for the balance then remaining of the term of this Lease, subject to all terms of this Lease; and (c) that the aforesaid provisions shall be self-operative and not further instrument or document shall be necessary unless required by any such Mortgagee or purchaser. Tenant agrees upon demand to execute such further instruments subordinating this Lease as Landlord may reasonably request. Notwithstanding anything to the contrary set forth above, any Mortgagee may at any time subordinate its Mortgage to this Lease, without Tenant's consent, by notice in writing to Tenant, and thereupon this Lease shall be deemed prior to such Mortgage without regard to their respective dates of execution, delivery and/or recording and in that event such Mortgagee shall have the same rights with respect to this Lease as though this Lease has been executed and a memorandum thereof recorded prior to the execution, delivery and recording of the Mortgage and as though this Lease had been assigned to such Mortgagee. Should Landlord or any Mortgagee or purchaser desire confirmation of either such subordination or such attornment, as the case may be, Tenant upon written request, and from time to time, will execute and deliver without charge and in form satisfactory to Landlord, the Mortgagee or the purchaser all instruments and/or documents that may be requested to acknowledge such subordination and/or agreement to attorn, in recordable form. Landlord is hereby irrevocably vested with full power and authority to subordinate this Lease to any mortgage, deed or trust or other line hereafter placed upon the Leased Premises or the Building.
                                NON-DISTURBANCE
Tenant agrees: (a) that this Lease is and will always be subordinate to any mortgage and (b) to attorn to each new owner of the Leased Premises following a foreclosure sale or conveyance in lieu of foreclosure of any deed of trust burdening the Leased Premises are conditioned, however, (i) upon Mortgagee's agreement that no foreclosure sale of conveyance in lieu of foreclosure shall terminate this Lease, provided Tenant is not in default hereunder and (ii) upon Tenant's receipt of a recordable agreement from such new owner recognizing this Lease and Tenant's rights under this Lease, stating that, provided that Tenant is not in default hereunder, Tenant shall not be disturbed in Tenant's possession of the Leased Premises, and Tenant shall not be named or joined in any action or proceeding by any lienholder or lienholder's assigns.
                                     XIII.
                                 CONDEMNATION
      If there shall be taken by condemnation during the term of this Lease any part of the premises leased by Tenant hereunder or any other part of the Building or parking area so that Tenant is unable to conduct its usual and customary banking business, either Landlord or Tenant may elect to terminate this Lease. If the Lease is not terminated after any condemnation, the rental shall be reduced in proportion to the area of the premises leased by Tenant hereunder so taken and Landlord shall repair all damage to such premises or other part of Building resulting from such taking. All sums awarded or agreed upon between Landlord, Tenant and the condemning authority for the taking of the interest of Landlord or Tenant, whether as damages or as compensation, will be the property of Landlord and Tenant as hereinafter provided. If this Lease should be terminated under any provision of this Paragraph XIII, rental shall be payable up to the date that possession is taken by the taking authority, and Landlord will refund to Tenant any prepaid unaccrued rent less any sum then owing by Tenant to Landlord. From the sums awarded to Landlord and Tenant or agreed upon between Landlord, Tenant and the condemning authority, Tenant shall receive an amount equal to the fair market value at the time of condemnation of the Tenant's improvements in the leased Premises for the remainder of the term of this Lease; Landlord shall receive the remainder of such sum.
                                     XIV.
                            INSPECTION OF PREMISES
      Subject to the Bank Security Act, and all rules and regulations of the Comptroller of the Currency of the United States, Landlord, its agents and employees, with Tenant's prior consent which shall not be unreasonable withheld, shall have access to and the right to enter upon the premises leased by Tenant hereunder at any reasonable time to examine the condition thereof, to make any repairs or alterations required to be made by Landlord hereunder, to show the premises leased by Tenant hereunder to prospective purchasers or Building tenants, and for any other purpose deemed reasonable by Landlord and Tenant.
                                      XV.
                                LANDLORD'S LIEN
Subject to all national and state banking laws, rules and regulations, to secure the payment of all rent due and to become due hereunder, and the faithful performance of all of the other covenants of the Lease required by Tenant to be performed, Tenant hereby gives to Landlord an express contract lien on and security interest in, subject to any prior security interest therein, all property, chattels, or merchandise which may be placed in the Leased Premises and also upon all proceeds of any insurance which may accrue to Tenant by reason of damage to or destruction of any such property. This lien and security interest are given in addition to the Landlord's statutory lien(s) and shall be cumulative thereof. This lien and security interest may be foreclosed with or without Court proceedings, by public or private sale, with thirty
(30) days prior written notice to Tenant, and Landlord shall have the right to become purchaser, upon being the highest bidder at such sale. Upon request of Landlord, Tenant agrees to execute Uniform Commercial
Code financing statements relating to the aforesaid security interest.
                                     XVI.
                                   REMEDIES
      1.  Each of the following acts or omissions of Tenant or occurrences shall constitute an "Event of Default":
            (a) Failure or refusal by Tenant to timely pay rent or other payments hereunder.
            (b) Failure by Tenant to perform or observe any other covenant or condition of this Lease.
            (c) Abandonment or vacating of the premises leased by Tenant hereunder or any significant portion thereof prior to the termination of this Lease.
            (d) The filing or execution or occurrence of: a petition in bankruptcy or other insolvency proceeding by or against Tenant; or petition or answer seeking relief under any provisions of the Bankruptcy Act; or an assignment for the benefit of creditors or composition; or a petition or other proceeding by or against the Tenant for the appointment of a trustee, receiver of liquidator of Tenant or any of Tenant's property or a proceeding by any governmental authority for the dissolution or liquidation of Tenant.
      2. Upon the occurrence of any Event of Default, as enumerated above, Landlord may, at Landlord's option, (i) after ten (10) days prior written notice in the event of a monetary Event of Default and after fifteen (15) days prior written notice in the event of a non-monetary Event of Default and (ii) the continuation of the Event of Default for which such notice was given beyond the ten (10) or fifteen (15) days, as the case may be, in addition to any other remedy or right given hereunder or by law or equity, do any one or more of the following:

            (a) Terminate this Lease, in which event, Tenant shall immediately surrender possession of the premises to Landlord;
            (b) Enter upon and take possession of the Leased Premises and expel or remove Tenant and any other occupant therefrom, with or without having terminated the Lease;
            (c) Subject to all national and state banking laws, rules and regulation, alter locks and other security devices at the Leased
Premises.
      3. Exercise by Landlord of any one or more remedies hereunder granted or otherwise available shall not be deemed to be an acceptance of surrender of the premises by Tenant, whether by agreement or by operation of law, it being understood that such surrender can be effected only by the written agreement of Landlord and Tenant. No such alteration of security devices and no removal or other exercise of dominion by Landlord over the property of Tenant or others at the Leased Premises shall be deemed unauthorized or constitute a conversion, Tenant hereby consenting, after any Event of Default, to the aforesaid exercise of dominion over Tenant's property within the Building. Tenant agrees that any re-entry by Landlord may be pursuant to judgment obtained in forcible detainer proceedings or other legal proceedings or without the necessity for any legal proceedings, as Landlord may elect, and Landlord shall not be liable in trespass or otherwise.
      4. In the event Landlord elects to terminate the Lease by reason of an Event of Default, then notwithstanding such termination, Tenant shall be liable for and shall pay to Landlord, at Fort Worth, Texas, the sum of all rent and other indebtedness accrued to the date of such termination, plus, as damages, an amount equal to the then present value of the rent reserved hereunder for the remaining portion of the lease term (had such term not been terminated by Landlord prior to the date of expiration stated in Paragraph II), less the then present value of the fair rental value of the premises leased by Tenant hereunder for such period.
      5. In the event that Landlord elects to repossess the premises without terminating this Lease, Tenant shall be liable for an shall pay to Landlord at Fort Worth, Texas, all rent and other indebtedness accrued to the date of such repossession, plus rent required to be paid by Tenant to Landlord during the remainder of the lease term until the date of expiration of the term as stated in Paragraph II, diminished by any sums thereafter received by Landlord through reletting the premises leased by Tenant hereunder during said period (after deducting expenses incurred by Landlord as provided in Paragraph XVI.6). In no event shall Tenant be entitled to any excess of any rent obtained by reletting over and above the rent herein reserved. Actions to collect amounts due by Tenant as provided in this Paragraph XVI.5. may be brought from time to time, on one or more occasions, without the necessity of Landlord's waiting until expiration of the lease term.
      6. In case of an Event of Default, Tenant shall also be liable for and shall pay to Landlord, at Fort Worth, Texas, in addition to any sum provided to be paid above: reasonable broker's fees, not to exceed 6%, incurred by Landlord in connection with reletting the whole or any part of the premises; the costs of removing and storing Tenant's or sublessee's property; the cost of repairing damage to the premises leased by Tenant hereunder caused by Tenant, its agents and employees; and reasonable costs of altering and demolishing the leased premises into a condition acceptable for making improvements for a new tenant, and all reasonable expenses incurred by Landlord in enforcing Landlord's remedies, including reasonable attorney's fees. Past due rent and other past due payments shall bear interest from maturity at ten percent (10%) per annum until paid.
      7. In the event of termination or repossession of the premises for an Event of Default, Landlord shall use all reasonable efforts to relet the premises, or any portion thereof, and to collect rental after reletting. Landlord may relet the whole or any portion of the premises for any period, to any tenant, and for any use and purpose.
      8. If Tenant should fail to make any payment or cure any default hereunder within the time herein permitted, Landlord without being under any obligation to do so and without thereby waiving such default, may make such payment and/or remedy such other default for the account of Tenant (and subject to Paragraph XVI.7. enter the premises for such purpose), and thereupon Tenant shall be obligated to, and hereby agrees, to pay Landlord, upon demand, all costs, expenses and disbursements (including reasonable attorney's fees) incurred by Landlord in taking such remedial action.
      9. In the event of any default by Landlord, Tenant's remedies shall be (i) an action for damages (Tenant hereby waiving the benefit of any laws granting it a lien upon the property of Landlord and/or upon rent due Landlord), or (ii) set-off of rent due by Tenant to Landlord, but in either such case prior to any such action Tenant will give Landlord written notice specifying such default with particularity, and Landlord shall thereupon have thirty (30) days in which to cure any such default. Except as otherwise expressly provided herein, unless and until Landlord fails to so cure any default after such notice, Tenant shall not have any remedy or cause of action by reason thereof. All obligations of Landlord hereunder will be construed as covenants, not conditions; and all such obligations will be binding upon Landlord only during the period of its possession the Building and not thereafter.
      10. Notwithstanding anything herein to the contrary, should Tenant be required by any national or state banking law to vacate the building and move Tenant's banking business to another location, Tenant may, upon giving ninety (90) days notice, terminate this Lease. Should Tenant terminate this Lease as provided in this subparagraph XVI.10, the day chosen by Tenant for termination shall be deemed to be the last day of the term of this Lease as provided in Paragraph II hereof, and Tenant shall have no further liability or obligation whatsoever under this Lease. Tenant shall have a reasonable period of time to vacate the premises leased by it hereunder.
                                     XVII.
                                  NON-WAIVER
      Neither acceptance of rent by Landlord nor failure by Landlord to complain of any action, non-action or default of Tenant shall constitute a waiver of any of Landlord's rights hereunder nor shall any failure by Tenant to complain of any action, non-action or default of Landlord constitute a waiver of any of Tenant's rights and remedies hereunder. Waiver by Landlord or Tenant of any right or remedy for any default of Tenant or Landlord, as the case may be, shall not constitute a waiver of any right for either a subsequent default of the same obligation or any other default. Receipt by Landlord of Tenant's keys to the lease premises leased by Tenant hereunder shall not constitute an acceptance of surrender of such premises.
                                    XVIII.
                                 HOLDING OVER
      If Tenant should remain in possession of the premises leased by Tenant hereunder after the expiration of this Lease, without the execution by Landlord and Tenant of new lease, Tenant shall be deemed to be occupying the premises as a tenant-at-sufferance, subject to all the covenants and obligations of this Lease and at a daily rental of twice the per day rental provided hereunder, computed on the bases of thirty
(30) day month.
                                     XIX.
                                    NOTICE
      Any notice which may or shall be given under the terms of this Lease shall be in writing and shall be either delivered in person or sent by United States Registered or Certified Mail, postage prepaid, if for Landlord, to the address for Landlord shown below, or if for Tenant, to the Leased Premises, which addresses may be changed from time to time by either party by giving notice herein. Notice shall be deemed given when delivered (if delivered in person) or when received (if sent by mail).
                                      XX.
                             LANDLORD'S MORTGAGEE
      1.  If the Building and/or Leased Premises are at any time subject to a mortgage and/or mortgage and Deed of Trust, then in any instance in which Tenant gives notice to Landlord alleging default by Landlord hereunder, Tenant will also simultaneously give a copy of such notice to each Landlord's mortgagee and each Landlord's Mortgagee shall have the right (but not obligation) to cure or remedy such default during the period that is permitted to Landlord hereunder, plus an additional period of thirty (30) days, and Tenant will accept such curative or remedial action (if any) taken by Landlord's Mortgagee, with the same effect as if such action had been taken by Landlord.
      2. Tenant will, at such time or times as Landlord may request, sign a certificate stating: whether this lease is in full force and effect; whether any amendment or modifications exist; whether there are any defaults hereunder; and such other information and agreements as may be reasonably requested.
                                     XXI.
                        ENTIRE AGREEMENT AND AMENDMENTS
      This instrument and any attached addenda or exhibits constitute the entire agreement between Landlord and Tenant and no prior written or prior or contemporaneous oral promises or representations shall be binding. This Lease shall not be amended or modified or changed except by written instrument signed by the parties hereto. This Lease shall not be of any force and effect until (i) it is lawfully ratified by the Board of Directors of Tenant, and (ii) Tenant shall furnish to Landlord and Landlord shall furnish to Tenant appropriate certified copies of resolutions authorizing it to enter into this Lease.
                                     XXII.
                                BINDING EFFECT
      The provisions of the Lease shall be binding upon and inure to the benefit of the successors and assigns of the parties, but this provision shall in no way alter the restriction herein in connection with assignment and subletting by Tenant.
                                    XXIII.
                              MEMORANDUM OF LEASE
      Due to the length of this Lease Agreement, the parties hereto agree that in lieu of filing this Lease Agreement in the Deed Records of Tarrant County, Texas, a short Memorandum of Lease shall be filed in such Deed Records.

      Executed in multiple counterparts, each of which shall have the force and effect of an original, on this the 6th day of July, 1989.
LANDLORD:
ZELL/MERRILL LYNCH REAL ESTATE
OPPORTUNITY PARTNERS LIMITED PARTNERSHIP




BY:   FIRST OFFICE MANAGEMENT, A DIVISION OF
      FIRST PROPERTY MANAGEMENT CORPORATION,
      AS AGENT FOR LANDLORD:




BY:   /s/ James C. Lambert, President



TENANT:

SUMMIT NATIONAL BANK




BY:   /s/ James L. Murray, Chairman of the Board



THE STATE OF ILLINOIS

COUNTY OF COOK

      BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared James C. Lambert, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said FIRST OFFICE MANAGEMENT, A DIVISION OF FIRST OFFICE MANAGEMENT CORPORATION, and that he executed the same as the act of such partnership for the purposes and consideration therein expressed, and in the capacity therein stated.

      GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 1st day of August,
1989.


                              /s/ Beverly S. Moss
                              Notary Public in and for
                              Cook County, Illinois



      SEAL




THE STATE OF TEXAS

COUNTY OF TARRANT

      BEFORE ME, the undersigned, a Notary Pubic in and for said County and State, on this day personally appeared James L. Murray, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said SUMMIT NATIONAL BANK, a corporation, and that he executed the same as the act of such corporation for the purposes and consideration therein expressed, and in the capacity therein stated.

      GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 6th day of July,
1989.


                              /s/ Pam Elliott
                              Notary Public in and for
                              Tarrant County, Texas




      SEAL


                                  EXHIBIT "A"


      A floor plan drawing of the first floor of Summit National Bank showing approximately 12,264 usable square feet of leased premises with the caption "FIRST FLOOR/SUMMIT OFFICE PARK, 1300 SUMMIT AVENUE" underneath.


LESSEE: SUMMIT NATIONAL BANK      LESSOR: ZELL/MERRILL LYNCH REAL ESTATE
                                       OPPORTUNITY PARTNERS LIMITED PARTNERSHIP

                                      BY: First Office Management, A Division
                                          of First Property Management
                                          Corporation, as Agent for Landlord

    BY: /s/ James L. Murray
       -----------------------
       James L. Murray,
       Chairman of the Board
                                      BY: /s/ James C. Lambert
                                          -------------------------------------
                                          James C. Lambert, President


                                  EXHIBIT "B"


      A survey of the Summit National Bank and Summit Office Building and associated parking spaces and driveways.


LESSEE: SUMMIT NATIONAL BANK      LESSOR: ZELL/MERRILL LYNCH REAL ESTATE
                                      OPPORTUNITY PARTNERS LIMITED PARTNERSHIP

                                      BY: First Office Management, A Division
                                          of First Property Management
                                          Corporation, as Agent for Landlord

    BY: /s/ James L. Murray
       -----------------------
       James L. Murray,
       Chairman of the Board
                                      BY: /s/ James C. Lambert
                                          -------------------------------------
                                          James C. Lambert, President


                                  EXHIBIT "C"


      A parking area plan for Summit National Bank


LESSEE: SUMMIT NATIONAL BANK      LESSOR: ZELL/MERRILL LYNCH REAL ESTATE
                                      OPPORTUNITY PARTNERS LIMITED PARTNERSHIP

                                      BY: First Office Management, A Division
                                          of First Property Management
                                          Corporation, as Agent for Landlord

    BY: /s/ James L. Murray
       -----------------------
       James L. Murray,
       Chairman of the Board
                                      BY: /s/ James C. Lambert
                                          -------------------------------------
                                          James C. Lambert, President